Exhibit 10.2

STOCK OPTION GRANT AGREEMENT

THIS STOCK OPTION GRANT AGREEMENT (the “Grant Agreement”) is made and entered into by and between I.D. Systems, Inc., a Delaware Corporation (the “Company”) and the following individual:

Name:	Norman Ellis (the “Optionee”)
Address	3061 Silent Wind Way, Henderson, NV 89052

The Optionee is granted an option (the “Option”) to purchase common stock, par value $0.01 per share, of the Company (“Common Stock”), subject in all events to the terms and conditions of this Grant Agreement, as follows:

A. DATE OF GRANT: July 21, 2014

B. TYPE OF OPTION: Nonstatutory Stock Option

C. TOTAL SHARES OF COMMON STOCK COVERED BY OPTION: 100,000 shares (collectively, the “Shares”)

D. EXERCISE PRICE OF OPTION: Fair Market Value (as defined herein) of the Common Stock on July 21, 2014 ($5.24 per Share) (the “Exercise Price”).

E. EXPIRATION DATE: July 21, 2024 (the “Expiration Date”)

F. VESTING SCHEDULE: The Option will vest in equal installments over three years, with the first vesting occurring on the first anniversary of the date of the grant. Notwithstanding the foregoing, the Option may not be exercised with respect to any Shares on or after the earlier of (1) the date the Option terminates and is canceled in accordance with this Grant Agreement and (2) the Expiration Date.

G. EXERCISE OF OPTION FOLLOWING TERMINATION OF SERVICE: This Option may be exercised for up to 90 days after the Optionee ceases to be a Service Provider (as defined herein), except that if such cessation results from the death or Disability (as defined herein) of the Optionee, this Option may be exercised for up to 365 days after the Optionee ceases to be a Service Provider. In no event shall this Option be exercised later than the Expiration Date as provided above and in no event shall this Option be exercised for more Shares than the Shares which otherwise have vested as of the date of cessation of status as a Service Provider. Notwithstanding the foregoing, if the Optionee’s service or employment with the Company terminates for Cause (as defined herein), the Option shall not be exercisable following the effective date of such termination of service or employment.

H. METHOD OF EXERCISE. This Option is exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company. The Exercise Notice shall be completed by the Optionee and delivered to the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price for the Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of the fully executed Exercise Notice accompanied by the aggregate Exercise Price. Notwithstanding the foregoing, no Exercised Shares shall be issued unless such exercise and issuance complies with the requirements relating to the administration of stock option plans and other applicable equity plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted, and the applicable laws of any foreign country or jurisdiction where stock grants or other applicable equity grants are made by the Company; assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Shares.

I. METHOD OF PAYMENT. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof:

1.	cash;

2.	check; or

3.	such other form of consideration as the Company’s Board of Directors or Compensation Committee thereof (the “Administrator”) shall determine in its discretion, provided that such form of consideration is permitted by applicable law.

Upon exercise of the Option by the Optionee and prior to the delivery of such Exercised Shares, the Company shall have the right to require the Optionee to remit to the Company cash in an amount sufficient to satisfy applicable Federal and state tax withholding requirements.

J. TAX CONSEQUENCES OF OPTION. Some of the federal income tax consequences relating to the grant and exercise of this Option, as of the date of this Option, are set forth below. THE FOLLOWING DESCRIPTION OF FEDERAL INCOME TAX CONSEQUENCES IS NECESSARILY INCOMPLETE (AS THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE), AND ASSUMES THAT THE EXERCISE PRICE OF THIS OPTION IS NO LESS THAN THE FAIR MARKET VALUE OF THE COMMON STOCK UNDERLYING THE OPTION AT THE DATE OF GRANT. MOREOVER, THIS SUMMARY ONLY ADDRESSES THE FEDERAL INCOME TAX CONSEQUENCES UNDER THE LAWS OF THE UNITED STATES, AND DOES NOT ADDRESS WHETHER AND HOW THE TAX LAWS OF ANY OTHER JURISDICTION MAY APPLY TO THIS OPTION OR TO THE OPTIONEE. ACCORDINGLY, THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF ANY EXERCISED SHARES.

1.	Grant of the Option. The grant of an Option generally will not result in the imposition of a tax under the federal income tax laws.

2.	Exercising the Option. The Optionee may incur regular federal income tax liability upon exercise of a Nonstatutory Stock Option (“NSO”). The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from the Optionee and pay to the applicable taxing authorities an amount in cash equal to a specified percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

3.	Disposition of Shares. If the Optionee holds NSO Shares for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

K. NON-TRANSFERABILITY OF OPTION. Unless otherwise consented to in advance in writing by the Company, this Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of this Grant Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

L. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale. The provisions of Section 15 of the Company’s 2007 Equity Compensation Plan (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Plan”), be and hereby are, incorporated by reference and shall apply to the Option as if the Option were made under the Plan. By your signature to this Grant Agreement below, you hereby acknowledge that you have received and reviewed a copy of the Plan. In the case of any conflict between the Plan and this Grant Agreement, this Grant Agreement shall control.

M. SECURITIES MATTERS. All Shares and Exercised Shares shall be subject to the restrictions on sale, encumbrance and other disposition provided by Federal or state law. As a condition precedent to the Optionee’s acquisition of Exercised Shares, the Company may require that the Optionee submit a letter to the Company stating that such Shares are being acquired for investment and not with a view to the distribution thereof. The Company shall not be obligated to sell or issue any Shares or Exercised Shares pursuant to this Grant Agreement unless, on the date of sale and issuance thereof, such Shares are either registered under the Securities Act of 1933, as amended, and all applicable state securities laws, or are exempt from registration thereunder. Any such Shares acquired by the Optionee may bear a restrictive legend summarizing any restrictions on transferability applicable thereto, including those imposed by Federal and state securities laws. Notwithstanding anything to the contrary contained herein, in the event that the Company at any time ceases to be eligible to use Form S-8, or any then effective Form S-8 (or successor form) ceases to be effective for any reason, the Company shall have no obligation or liability to sell or issue any Shares or Exercised Shares pursuant to this Grant Agreement unless and until such eligibility or effectiveness is restored.

N. DEFINED TERMS. For purposes of this Grant Agreement, the following terms shall have the following meanings:

“Cause”, with respect to any Service Provider, means (unless otherwise determined by the Administrator) such Service Provider’s (i) conviction of, or plea of nolo contendere to, a felony or crime involving moral turpitude; (ii) fraud on or misappropriation of any funds or property of the Company; (iii) personal dishonesty, willful misconduct, willful violation of any law, rule or regulation (other than minor traffic violations or similar offenses) or breach of fiduciary duty which involves personal profit; (iv) willful misconduct in connection with the Service Provider’s duties; (v) chronic use of alcohol, drugs or other similar substances which affects the Service Provider’s work performance; or (vi) material breach of any provision of any employment, non-disclosure, non-competition, nonsolicitation or other similar agreement executed by the Service Provider for the benefit of the Company, all as reasonably determined by the Administrator, which determination will be conclusive.

“Code” means the Internal Revenue Code of 1986, as amended.

“Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity, other than an Employee or a Director.

“Director” means a member of the Board of Directors of the Company.

“Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

“Employee” means any person, including officers and directors, serving as an employee of the Company or any Parent or Subsidiary. An individual shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary or any successor. Neither service as Director nor payment of a Director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) if the Common Stock is listed on any established stock exchange or a national market system, including without limitation the The NASDAQ Global Market, the Fair Market Value of a Share of Common Stock shall be the closing sales price of a Share of Common Stock as quoted on such exchange or system for such date (or the most recent trading day preceding such date if there were no trades on such date), as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(ii) if the Common Stock is regularly quoted by a recognized securities dealer but is not listed in the manner contemplated by clause (i) above, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock for such date (or the most recent trading day preceding such date if there were no trades on such date), as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(iii) if neither clause (i) above nor clause (ii) above applies, the Fair Market Value shall be determined in good faith by the Administrator based on the reasonable application of a reasonable valuation method.

“Parent” means a “parent corporation” of the Company, whether now or hereafter existing, as defined in Section 424(e) of the Code.

“Service Provider” means an Employee or Consultant.

“Subsidiary” means a “subsidiary corporation” of the Company, whether now or hereafter existing, as defined in Section 424(f) of the Code.

O. OTHER PLANS. No amounts of income received by the Optionee pursuant to this Grant Agreement shall be considered compensation for purposes of any pension or retirement plan, insurance plan or any other employee benefit plan of the Company or its subsidiaries, unless otherwise provided in such plan.

P. NO GUARANTEE OF CONTINUED SERVICE. THE OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING EMPLOYMENT WITH THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). THE OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS GRANT AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED EMPLOYMENT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH THE OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE THE EMPLOYMENT RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE.

Q. ENTIRE AGREEMENT; GOVERNING LAW. This Grant Agreement and to the extent incorporated herein by reference, the Plan, constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This Grant Agreement is governed by the internal substantive laws, but not the choice of law rules, of the State of Delaware.

By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted pursuant to and governed by the terms and conditions of this Grant Agreement. The Optionee has reviewed this Grant Agreement and to the extent incorporated herein by reference, the Plan, in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Agreement and fully understands all provisions of this Grant Agreement. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to this Grant Agreement. The Optionee further agrees to notify the Company upon any change in the residence address indicated herein.

OPTIONEE		I.D. SYSTEMS, INC.

/s/ Norman Ellis	By:	/s/ Kenneth S. Ehrman

Norman Ellis	Kenneth S. Ehrman, CEO
Print Name	Print Name/Title

Date: July 21, 2014	Date: July 21, 2014

EXHIBIT A

EXERCISE NOTICE

I.D. Systems, Inc.

123 Tice Boulevard, Suite 101

Woodcliff Lake, NJ 07677

Attention:

1. Exercise of Option. Effective as of today, ________________, 20__, the undersigned ("Purchaser") hereby elects to purchase ______________ shares (the “Shares”) of the Common Stock of I.D. Systems, Inc. (the “Company”) under and pursuant to the Stock Option Grant Agreement dated July 21, 2014 (the “Option Agreement”). The purchase price for the Shares shall be $5.24, as required by the Option Agreement.

2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares.

3. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Option Agreement and agrees to abide by and be bound by their terms and conditions. Unless the Company is a public corporation which has registered the shares issuable pursuant to the Option Agreement under the Securities Act of 1933, the Purchaser confirms the representations set forth below:

The Purchaser is acquiring the Shares for his/her own account and the Shares were acquired by him/her for the purpose of investment and not with a view to distribution or resale thereof in violation of the Securities Act of 1933 (the “Securities Act”). The Purchaser agrees not to resell or otherwise dispose of all or any part of the Shares purchased by him/her except as permitted by law, including, without limitation, any regulations under the Securities Act and other applicable securities laws. The Purchaser is able to bear the economic risk of this investment including a complete loss of the investment.

4. Rights as Shareholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares covered by the Option, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section L of the Option Agreement.

5. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

6. Entire Agreement; Governing Law. The Option Agreement is incorporated herein by reference. This Agreement and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of the State of Delaware.

Submitted by:	Accepted by:

PURCHASER	I.D. SYSTEMS, INC.

By:

Print Name	Print Name/Title

Date:	Date:

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